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                                                                   EXHIBIT 10.40


                                    PALI CAPITAL, INC.
                     A MEMBER OF THE EUROPEAN AMERICAN INVESTMENT GROUP




February 25, 2004

Richard Koch
Power Efficiency Corporation
4220 Varsity Drive
Ann Arbor, MI  48108

Dear Richard,

                  This letter serves to confirm our Agreement regarding the engagement of Pali Capital Inc. (the "Representative") by Power Efficiency Corporation (the "Company") for the placement of Restricted Securities under the following terms and conditions.

         1. Appointment as Representative.

                  (A) The Company appoints the Representative as its exclusive representative for the term of this Agreement in order to attempt to raise money for the Company by introducing it to investors and participating in presentations to investors to purchase the Company's Restricted Securities, including Convertible notes, in a method not requiring registration with the Securities and Exchange Commission or the securities commission of any state. The exact sum and the particulars of the Restricted Securities will be upon terms to be negotiated between the Company and the Investor(s). Such terms shall be acceptable to the Company in its sole discretion. The Company understands that the Representative has not made any representations that an investment in the Restricted Securities will be obtained by the Representative on terms agreeable to the Company.

                  (B) The Representative accepts such appointment and agrees to attempt to raise the funds contemplated by this Agreement for the Company, subject to the provisions and conditions of this Agreement; provided, however, that nothing in this Agreement or otherwise shall be deemed a guaranty or warranty that the Representative will be able to raise any money for the Company.

         2. Representations, Warranties and Agreements of the Company. The Company represents and warrants to, and agrees with the Representative that:

                  (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with the corporate power and authority to own its properties and conduct its business. The Company has the corporate power and authority to execute and deliver this Agreement and the Agreement has been duly authorized, executed and delivered by the Company and constitutes a legally valid and binding obligation of the Company, enforceable against the Company in accordance with its terms except as such enforcement may be limited by bankruptcy and similar laws or proceedings or by any proceeding in equity or the equitable power of any court of competent jurisdiction, whether such proceeding is in equity or at law.



 650 Fifth Avenue, New York, NY 10019 Tel: +1 212 259 2060 Fax: +1 212 259 2090
                E-mail: info@palicapital.com www.palicapital.com

               A Member of the European American Investment Group

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                   (b) Neither the offer nor the sale of the Shares has been or will be registered with the Securities and Exchange Commission ("SEC"). The Shares will be offered and sold in reliance upon the exemptions provided by
Section 4(2) and 4(6) of the Securities Act of 1933, as amended (the "Act") and Regulation D promulgated under the Act. The Company will provide to the Representative for delivery to all offerees and purchasers and their representatives any information, documents, and instruments which the Company deems necessary to comply with the rules, regulations, and judicial and administrative interpretations respecting compliance with such exemption, with the Act, and with the Securities Exchange Act of 1934, as amended ("Exchange Act").

                  (c) The Company will, with the assistance of legal counsel experienced in securities law, carefully prepare a private placement memorandum (the "Memorandum") and, to the best of the Company's knowledge, such Memorandum will comply with the information and disclosure requirements under the Act and the Exchange Act.

                  (d) Subscriptions for the Notes shall be paid for upon the terms set forth in the Memorandum and in this Agreement. . The notes referred to herein, are being validly issued and are binding obligations of the company and upon conversion, the shares will be validly issued.

                  (e) Except as to information provided by you in writing for inclusion in the Memorandum as to which the Company makes no representation or warranty hereunder, the Memorandum as of its date and at all times subsequent thereto up to and including the Offering Termination Date (as defined below) will not include any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

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                  (f) The financial information concerning the Company as
disclosed in the Memorandum is true and accurate as of the dates indicated therewith, and there has not been, as of the date of this Agreement, and there will not be as of the Offering Termination Date, any material adverse changes thereto.

                  (g) Except as disclosed in the Memorandum, the Company does not have any material contingent liabilities, obligations, or claims against it nor has it received credible threats of any such claims. The Company shall notify Representative if, between the date of the Memorandum and the Offering Termination Date: (i) there is any material adverse change in the condition, financial or otherwise, of the Company; (ii) there is any material adverse transaction entered into by the Company; (iii) the Company incurs any material obligations, contingent or otherwise; and (iv) there is any material adverse change in the business of the Company.

                  (h) The Company is not in default in the performance of any material obligation, agreement, or condition. The execution and delivery of this Agreement, the consummation of the transactions herein contemplated, and compliance with the terms of this Agreement will not conflict with or result in a breach of any of the terms, conditions, or provisions of, or constitute a default under, any agreement or instrument to which the Company is a party or by which the Company is bound or any existing law, order, rule, regulation, writ, injunction, or decree of any government, governmental instrumentality, agency, or body, arbitration tribunal or court, domestic or foreign. The consent, approval, authorization, or order of any court or governmental instrumentality, agency or body is not required for the consummation of the transactions herein contemplated except such as may be required under the blue sky or securities laws of any state or jurisdiction.

                  (i) Each subsidiary of the Company, if any, is on the date hereof and on the Offering Termination Date will be duly formed, validly existing, and in good standing as a corporation under the laws of its state of incorporation with full power and authority to conduct its business, present and proposed, as described in the Memorandum; and each subsidiary of the Company, if any, is, to the extent required by applicable law, duly qualified and in good standing as a foreign corporation in each jurisdiction other than its state of incorporation in which such subsidiary owns or leases property or transacts business and in which such qualification is required in connection with the business of such subsidiary.

                  (j) Except as disclosed in the Memorandum, on the date of this Agreement there will be no action, suit, or proceeding before any court or governmental agency, authority, or body pending or to the knowledge of the Company threatened against the Company which could cause a materially adverse change in the business or financial affairs of the Company.

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                  (k) The Company does not know of any outstanding claims for compensation in the nature of a finder's fee or origination fee with respect to the sale of the Shares hereunder except for fees that are provided for herein or disclosed in the Memorandum.

                  (l) Each material contract to which the Company is a party has been duly and validly executed, and, except as disclosed in the Memorandum, is in full force and effect in all material respects in accordance with its terms; none of such contracts has been assigned by the Company; and, except as disclosed in the Memorandum, the Company does not know of any present situation or condition or fact which would prevent material compliance with the terms of such contacts, as amended to date. Except for amendments or modifications of such contracts in the ordinary course of business and except as disclosed in the Memorandum, the Company does not have any intention of exercising any right it may have to cancel any of its obligations under any of such contracts and it does not have knowledge that any other party to any such contracts has any intention not to render full performance under such contracts.

                  (m) The Company has filed all tax returns which are required to be filed as of the date hereof and has paid all taxes shown on such returns and has paid all assessments received by the Company to the extent such have become due.

                  (n) The execution and delivery of this Agreement by the president or chief executive officer of the Company creates a valid, binding, and legally enforceable obligation of the Company.

                  (o) Neither the Company nor any of the officers or directors of the Company:

                           (i) Has filed a registration statement, which is the
subject of any pending proceeding or examination under Section 8 of the Act or has been the subject of any refusal order or stop order thereunder within five years prior to the date of this Agreement;

                           (ii) Is subject to any pending proceeding under Rule
258 or any similar rule adopted under Section 3(b) of the Act or to an order entered thereunder within five years prior to the date of this Agreement;

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                           (iii) Has been convicted within ten years prior to
the date of this Agreement of any
felony or misdemeanor in connection with the purchase or sale of any security, involving the making of any false filing with the SEC, or arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, or investment advisor;

                           (iv) Is subject to any order, judgment, or decree of
any court of competent jurisdiction temporarily or preliminarily restraining or enjoining, or is subject to any order, judgment, or decree of any court of competent jurisdiction, entered within five years of the date of this Agreement permanently restraining or enjoining such person from engaging in or continuing any conduct or practice in connection with the purchase or sale of any security, involving the making of any false filing with the SEC, involving the failure to comply with Rule 503 under the Act, or arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, or investment advisor;

                           (v) Is subject to a United States Postal Service
false representation order entered under Section 3005 of Title 39, United States Code, within five years prior to the date of this Agreement or is subject to a temporary or permanent restraining order or preliminary injunction entered under
Section 3007 of Title 39, United States Code, with respect to conduct alleged to have violated Section 3005 of Title 39, United States Code;

                           (vi) Is subject to an order of the SEC entered
pursuant to Section 15(b), 15B(a) or 15B(c) of the Exchange Act or is subject to any order of the SEC entered pursuant to Section 203(e) or (f) of the Investment Advisors Act of 1940;

                           (vii) Is suspended or expelled from membership in or
suspended or barred from association with a member of an exchange registered as a national securities exchange pursuant to Section 6 of the Exchange Act, an association registered as a national securities association under Section 15A of the Exchange Act, or a Canadian securities exchange or association for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade; or

                           (viii) Is currently named in a Formal Order of
Investigation issued by the SEC.

                  (p) The Company will comply with all of the conditions and requirements of Regulation D, which are applicable to the Offering.

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                  (q) The Company will use the proceeds from the sale of the
Shares substantially in the manner set forth in the Memorandum.

                  (r) Exhibits, as such term is used in Rule 502(b)(iii) under the Act, will either be included in the Memorandum or identified in the Memorandum and made available to prospective purchaser of Shares, upon such prospective purchaser's written request, a reasonable time prior to the purchase of Shares by such prospective purchaser.

                  (s) The Company owns or possesses adequate certificates, permits, licenses, or approvals issued by the appropriate federal, state, and local regulatory authorities necessary to conduct the Company's business and to retain possession of its properties. The Company has not received any notice of any proceeding relating to the revocation or modification of any of these certificates, permits, licenses, or approvals. The Company has sufficient trademarks, patent rights, and copyright protection to conduct its business as now being conducted; and except as described in the Memorandum, the Company has no knowledge of any use by it of the trade secrets of others, of infringement by it of trademarks, patent rights, or copyrights of others, or of any claim being made against the Company regarding trademark, patent, or copyright infringement or use of trade secrets of others.

                  (t) The Company has marketable title to all properties, including patents, patent applications, trademarks, trademark applications, service marks, service mark applications, copyrights, equipment, and technology, described in the Memorandum as owned by the Company. The properties are free and clear of all liens, charges, encumbrances, or restrictions, however characterized, except as described in the Memorandum. All of the contracts, leases, subleases, patents, patent applications, trademarks, trademark applications, service marks, service mark applications, copyrights, licenses, and agreements, however characterized, under which the Company holds its properties, as described in the Memorandum, are in full force and effect.

                  (u) The Company has not at any time during the last five years made any unlawful contribution to any candidate for foreign office, or failed to disclose fully any contribution in violation of law, or made any payment to any federal or state governmental officer or official or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States of any jurisdiction thereof.

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                  (v) Except as specifically described in the Memorandum, the
Company is in compliance with all federal, state, and local rules, regulations, and policies relating to the use, treatment, storage, transportation, discharge, emission, or disposal of, or exposure of others to, toxic substances and protection of health, safety, or the environment ("Environmental Laws") which are applicable to its business; there is no pending or asserted claim, liability, or investigation by any third party or governmental authority against the Company under Environmental Laws; no substances which are prohibited or regulated by any Environmental Law or designated to be radioactive, toxic, hazardous, or otherwise a danger to health or the environment by any governmental agency ("Hazardous Material") are present or likely to become present on any property which is owned, leased, or occupied by the Company and no such property has been designated as a SuperFund site, pursuant to the Comprehensive Response, Compensation, and Liability Act of 1980, as amended, or otherwise designated as a contaminated site under applicable federal, state, or local law; and the Company has received all permits, licenses, or other approvals required of it under Environmental Laws to conduct its business as presently conducted and is in compliance with all terms and conditions of such permits, licenses, or approvals.

If the Company has any subsidiaries, the parties agree that the representations and warranties contained in section 2 hereof, shall be deemed to have been made by the Company on its own behalf and on behalf of each of its subsidiaries.

         3. Purchase, Sale and Delivery of the Shares. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth:

                  (a) The Company hereby appoints Pali as its exclusive agent, to solicit purchase of the Restricted Securities, and Pali agrees to use its best efforts to obtain such purchase to the extent consistent with the requirements of Sections 4(2) and 4(6) of the Act, Regulation D, and applicable requirements of the securities laws of any state in which the sale of the Shares is being made. It is understood that no sale shall be regarded as effective unless and until accepted by the Company, and that the Company reserves the right to refuse to sell the Shares to any person; provided, however, acceptance of a subscription by the Company shall not be unreasonably withheld. It shall be the obligation of the Company to determine, prior to acceptance of a subscription, that the prospective investor is an accredited investor. The Company shall be entitled to rely on the representations as to the status of a prospective investor contained in the subscription documents.

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                  (b) Pali shall observe the following procedures with respect to the offering:

                           (i) Prior to delivery of the Memorandum to any
prospective investor, Pali shall deliver a copy of a Non-Disclosure Agreement provided by the Company, and shall receive an executed copy of the Non-Disclosure Agreement from the prospective investor. Pali shall deliver the original copy of the executed Non-Disclosure Agreement to the Company. If a prospective investor to whom a copy of the memorandum has been provided decides not to participate in the Offering, Pali shall use its best-efforts to recover the copy of the Memorandum delivered to such prospective investor.

         4. Compensation to the Representative.

                  (A) Fees. If during the term of this Agreement, the Company sells any of its Restricted Securities to any Investors, whether introduced by the Representative or not, the Company shall pay to the Representative, at the closing of each sale of Restricted Securities, a fee equal to: Ten percent (10.0%) of the gross proceeds of the Restricted Securities sold at each closing; said fee also shall apply, for a period of 12 months after the termination of this agreement to any investor introduced by the Representative. There shall be no fees due under this provision for any securities purchased by directors, officers, Affiliates or Employees of the Company. The term Affiliate shall include, but is not limited to, any person or entity that, directly or indirectly, holds an economic or voting interest in the Company of at least five percent.

                  (B) Acquisition. In the case of an acquisition, merger or joint venture with an investor introduced by the representative, a fee 3% of the gross consideration, (which shall include all cash, stock and other assets paid, or to be paid, and all indebtedness assumed, or taken subject to; and for this purpose the value of stock and other assets are to be determined by their fair market value and indebtedness is to be valued at its face amount) shall be paid by the Company to the Representative. The provisions of this paragraph shall be in force for a period of one year.

                  (C) Expenses. The Company agrees to reimburse the Representative for any ordinary and necessary business expenses including legal fees to a maximum of $25,000.

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                  (D) Finders fees: Representative is not obligated for any
         finders fees associated with this transaction.

         5. Representative's Duties. The Representative shall:

                  (A) Endeavor to aid the Company to sell its Restricted Securities, as contemplated by this Agreement; provided, however, that nothing in this Agreement or otherwise shall be deemed a guaranty or warranty by the Representative that it will be successful in raising any money for the Company;

                  (B) Devote such time as the Representative determines may be reasonably necessary for the purpose of aiding the Company to sell its Restricted Securities; and

         6. Term of Agreement. This Agreement shall continue for a term of 120 days, to be extended upon written agreement of both parties.

         7. No Employment Contract. Nothing contained in the Agreement shall be construed to constitute the Representative as a partner, employee, or agent of the Company, nor shall either party have any authority to bind the other in any respect, it being intended that each shall remain an independent contractor responsible for its own actions.

         8. Indemnification. The parties agree to indemnify one another and hold each other harmless from and against any losses, claims, damages, judgments, assessments, costs and other liabilities and shall reimburse each other for all fees and expenses (including reasonable attorneys fees) as they are incurred by an indemnified party in defending any claim, action or proceeding arising out of or in connection with any untrue statement of material fact or omission to state a material fact. No party from whom indemnification shall be sought shall be liable for the negligence, gross negligence, bad faith or willful misconduct of the other party.

The party seeking indemnification shall, within thirty (30) days of receipt of actual notice of the claim, action or proceeding, notify the other party in writing of the claim, action or proceeding. Failure to notify the party who is obligated to provide the indemnity described herein of the claim, action or proceeding shall result in an absolute waiver of the party's right to seek indemnification.

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         9. Entire Contract. This Agreement contains the entire understanding of the parties and supersedes all previous verbal and written agreements. There are no other agreements, representations, or warranties not set forth herein.

         10. Notices. All notice or other documents under this Agreement shall be in writing and delivered personally or mailed by certified mail, postage prepaid, addressed to the Company or the Representative, to their respective addresses set forth at the beginning of this Agreement. Any notices to the Representative shall be sent Attn: Herbert B. Soroca. Any notices sent to the Company shall be sent Attn: Richard Koch.

         11. Disputes Resolution, Attorney Fees. The Company hereby irrevocably submits to the jurisdiction of any New York State or Federal court sitting in New York County over any action or proceeding arising out of or relating to this Agreement and the Company hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State or Federal court. The Company hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. The Company agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this paragraph shall affect the right of the Representative to bring any action or proceeding against the Company in the courts of any other jurisdiction.

         12. Governing Law. This Agreement shall be construed in accordance with, and governed by, the procedural and substantive laws of the State of New York, without giving effect to conflict of law principles.

         13. Binding Effect. The provisions of this Agreement shall be binding upon and inure to the benefit of each of the parties and their respective successors and assigns. This document shall be binding when signed in counterpart and/or delivered by facsimile.

         14. Tombstone. The Company authorizes Representative to make public notice in the form of a "tombstone," at Representative's expense, of any transaction concluded under this Agreement.

If the foregoing meets with your understanding and approval, please sign and return one copy to me for our records.

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Very truly yours,

                                                        PALI CAPITAL INC.

                                                  By:   ________________________
                                                        Herbert B. Soroca
                                                        Senior Managing Director
                                                        Dated: _________________


Power Efficiency Corporation

By:_________________________
   Richard Koch
   CEO and President
   Dated:  _____________________